EX-99.CERT 11(b)


This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and 18 U.S.C. ss.1350, and accompanies the report on Form N-CSR for the period ended August 31, 2004 of Florida Daily Municipal Income Fund ( the "Company").

Each of the undersigned officers of the Company hereby certify that, to the best of such officer's knowledge:

         (i) the Form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and


         (ii) the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operation of the Company.


Date:  November 1, 2004                          /s/Steven  W. Duff
                                                     Steven W. Duff
                                                     President



Date:  November 1, 2004                          /s/Richard De Sanctis
                                                     Richard De Sanctis
                                                     Treasurer